Exhibit S

                                POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That I, Donna P. Kirk, have made, constituted and appointed, and by these presents do hereby make, constitute and appoint Randal J. Kirk, my true and lawful attorney-in-fact, and he is made, constituted and appointed, in my name, place, and stead, and on my behalf, and for my use and benefit, to exercise or perform any act, power, duty, right, or obligation whatsoever that I now have, or may hereafter acquire the legal right, power, or capacity to exercise or perform, in connection with, arising from, or relating to my interest in The Kirk Family Investment Plan, a joint account.

      I covenant and agree to indemnify and save harmless any and all persons, firms, or corporations who shall rely upon the power hereby granted from any damages, debts, claims or demands whatsoever, however incurred, and I hereby authorize any person, firm or corporation to rely hereon until they shall be notified in writing of my revocation hereof.

      I request that any bank, savings and loan association, brokerage firm or any like firm, to which this Power of Attorney is presented, to accept it in lieu of any standard form power of attorney which it might ordinarily require. I further request that any person or institution accept a photostatic copy of this Power of Attorney, in lieu of the original, after exhibit of the original.

      I grant to said attorney-in-fact full power and authority to do, take, and perform all and every act and thing whatsoever requisite, proper, or necessary to be done, in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorney in fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

      The rights, powers, and authority of said attorney-in-fact herein granted shall commence and be in full force and effect on the date I execute this General Power of Attorney, and such rights, powers, and authority shall remain in full force and effect thereafter until I give notice in writing that such power is terminated.

      This Power of Attorney is made pursuant to Sections 11-9.1 and 11-9.2 of the Code of Virginia of 1950, as amended, and the authority of the attorney-in-fact herein named shall not terminate on disability of the principal.

      I hereby ratify and confirm all lawful acts done by my said attorneys by virtue hereof.

      WITNESS the following signature and seal this 25th day of September, 1998.

                                          /s/ Donna P. Kirk       (SEAL)
                                          -------------------------
                                          Donna P. Kirk

COMMONWEALTH OF VIRGINIA      )
                              )  to-wit:
COUNTY OF PULASKI             )

      The foregoing instrument was acknowledged before me this 4th day of December, 1998, by Donna P. Kirk.



                                          /s/ Notary Public
                                          --------------------------
                                          Notary Public

My commission expires:

December 31, 2001

KNOW ALL MEN BY THESE PRESENTS:

      That I, Julian Patrick Kirk, have made, constituted and appointed, and by these presents do hereby make, constitute and appoint Randal J. Kirk, my true and lawful attorney-in-fact, and he is made, constituted and appointed, in my name, place, and stead, and on my behalf, and for my use and benefit, to exercise or perform any act, power, duty, right, or obligation whatsoever that I now have, or may hereafter acquire the legal right, power, or capacity to exercise or perform, in connection with, arising from, or relating to my interest in The Kirk Family Investment Plan, a joint account.

      I covenant and agree to indemnify and save harmless any and all persons, firms, or corporations who shall rely upon the power hereby granted from any damages, debts, claims or demands whatsoever, however incurred, and I hereby authorize any person, firm or corporation to rely hereon until they shall be notified in writing of my revocation hereof.

      I request that any bank, savings and loan association, brokerage firm or any like firm, to which this Power of Attorney is presented, to accept it in lieu of any standard form power of attorney which it might ordinarily require. I further request that any person or institution accept a photostatic copy of this Power of Attorney, in lieu of the original, after exhibit of the original.

      I grant to said attorney-in-fact full power and authority to do, take, and perform all and every act and thing whatsoever requisite, proper, or necessary to be done, in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorney in fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

      The rights, powers, and authority of said attorney-in-fact herein granted shall commence and be in full force and effect on the date I execute this General Power of Attorney, and such rights, powers, and authority shall remain in full force and effect thereafter until I give notice in writing that such power is terminated.

      This Power of Attorney is made pursuant to Sections 11-9.1 and 11-9.2 of the Code of Virginia of 1950, as amended, and the authority of the attorney-in-fact herein named shall not terminate on disability of the principal.

      I hereby ratify and confirm all lawful acts done by my said attorneys by virtue hereof.

      WITNESS the following signature and seal this 25th day of September, 1998.

                                          /s/ Julian Patrick Kirk       (SEAL)
                                          ----------------------------
                                          Julian Patrick Kirk

COMMONWEALTH OF VIRGINIA      )
                              )  to-wit:
COUNTY OF PULASKI             )

      The foregoing instrument was acknowledged before me this 7th day of December, 1998, by Julian Patrick Kirk.



                                          /s/ Notary Public
                                          -------------------------
                                          Notary Public

My commission expires:

9/30/2000

KNOW ALL MEN BY THESE PRESENTS:

      That we, Randal J. Kirk and Donna P. Kirk, custodians for Martin Gregory Kirk, have made, constituted and appointed, and by these presents do hereby make, constitute and appoint Randal J. Kirk, our true and lawful attorney-in-fact, and he is made, constituted and appointed, in my name, place, and stead, and on our behalf, and for our use and benefit, to exercise or perform any act, power, duty, right, or obligation whatsoever that we now have, or may hereafter acquire the legal right, power, or capacity to exercise or perform, in connection with, arising from, or relating to my interest in The Kirk Family Investment Plan, a joint account.

      I covenant and agree to indemnify and save harmless any and all persons, firms, or corporations who shall rely upon the power hereby granted from any damages, debts, claims or demands whatsoever, however incurred, and I hereby authorize any person, firm or corporation to rely hereon until they shall be notified in writing of my revocation hereof.

      I request that any bank, savings and loan association, brokerage firm or any like firm, to which this Power of Attorney is presented, to accept it in lieu of any standard form power of attorney which it might ordinarily require. I further request that any person or institution accept a photostatic copy of this Power of Attorney, in lieu of the original, after exhibit of the original.

      I grant to said attorney-in-fact full power and authority to do, take, and perform all and every act and thing whatsoever requisite, proper, or necessary to be done, in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorney in fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

      The rights, powers, and authority of said attorney-in-fact herein granted shall commence and be in full force and effect on the date I execute this General Power of Attorney, and such rights, powers, and authority shall remain in full force and effect thereafter until I give notice in writing that such power is terminated.

      This Power of Attorney is made pursuant to Sections 11-9.1 and 11-9.2 of the Code of Virginia of 1950, as amended, and the authority of the attorney-in-fact herein named shall not terminate on disability of the principal.

      I hereby ratify and confirm all lawful acts done by my said attorneys by virtue hereof.

      WITNESS the following signature and seal this 25th day of September, 1998.


                                          /s/ Randal J. Kirk            (SEAL)
                                          --------------------------------
                                          Randal J. Kirk, Custodian for
                                          Martin Gregory Kirk


                                          /s/ Donna P. Kirk       (SEAL)
                                          ------------------------------
                                          Donna P. Kirk, Custodian for
                                          Martin Gregory Kirk

COMMONWEALTH OF VIRGINIA      )
                              )  to-wit:
COUNTY OF PULASKI             )

      The foregoing instrument was acknowledged before me this 7th day of Dec., 1998, by Randal J. Kirk, custodian for Martin Gregory Kirk.



                                          /s/ Notary Public
                                          -------------------------
                                          Notary Public

My commission expires:

9/30/2000




COMMONWEALTH OF VIRGINIA      )
                              )  to-wit:
COUNTY OF PULASKI             )

      The foregoing instrument was acknowledged before me this 4th day of December, 1998, by Donna P. Kirk, custodian for Martin Gregory Kirk.



                                          /s/ Notary Public
                                          -----------------------------
                                          Notary Public

My commission expires:

December 31, 2001

KNOW ALL MEN BY THESE PRESENTS:

      That I, Donna P. Kirk, custodian for Kellie Leigh Banks, have made, constituted and appointed, and by these presents do hereby make, constitute and appoint Randal J. Kirk, my true and lawful attorney-in-fact, and he is made, constituted and appointed, in my name, place, and stead, and on my behalf, and for my use and benefit, to exercise or perform any act, power, duty, right, or obligation whatsoever that I now have, or may hereafter acquire the legal right, power, or capacity to exercise or perform, in connection with, arising from, or relating to my interest in The Kirk Family Investment Plan, a joint account.

      I covenant and agree to indemnify and save harmless any and all persons, firms, or corporations who shall rely upon the power hereby granted from any damages, debts, claims or demands whatsoever, however incurred, and I hereby authorize any person, firm or corporation to rely hereon until they shall be notified in writing of my revocation hereof.

      I request that any bank, savings and loan association, brokerage firm or any like firm, to which this Power of Attorney is presented, to accept it in lieu of any standard form power of attorney which it might ordinarily require. I further request that any person or institution accept a photostatic copy of this Power of Attorney, in lieu of the original, after exhibit of the original.

      I grant to said attorney-in-fact full power and authority to do, take, and perform all and every act and thing whatsoever requisite, proper, or necessary to be done, in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorney in fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

      The rights, powers, and authority of said attorney-in-fact herein granted shall commence and be in full force and effect on the date I execute this General Power of Attorney, and such rights, powers, and authority shall remain in full force and effect thereafter until I give notice in writing that such power is terminated.

      This Power of Attorney is made pursuant to Sections 11-9.1 and 11-9.2 of the Code of Virginia of 1950, as amended, and the authority of the attorney-in-fact herein named shall not terminate on disability of the principal.

      I hereby ratify and confirm all lawful acts done by my said attorneys by virtue hereof.

      WITNESS the following signature and seal this 25th day of September, 1998.

                                          /s/ Donna P. Kirk       (SEAL)
                                          -------------------------------
                                          Donna P. Kirk

COMMONWEALTH OF VIRGINIA      )
                              )  to-wit:
COUNTY OF PULASKI             )

      The foregoing instrument was acknowledged before me this 4th day of December, 1998, by Donna P. Kirk.



                                          /s/ Notary Public
                                          -------------------------------
                                          Notary Public

My commission expires:

December 31, 2001